JPMORGAN INSURANCE TRUST
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
JPMorgan Insurance Trust Government Bond Portfolio
JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Small Cap Equity Portfolio
(All Share Classes)

Supplement dated November 18, 2008
to the Prospectuses dated May 1, 2008

At a meeting held November 11-13, 2008, the Board of Trustees of JPMorgan Insurance Trust (the “Trust”) approved a number of proposals concerning certain of its Portfolios. Certain of these proposals will require shareholder approval before they are implemented as described below, while others will be implemented more immediately.

Merger Proposals

Subject to shareholder approval, the Board of Trustees approved the merger of JPMorgan Insurance Trust Government Bond Portfolio as well as five series of J.P. Morgan Series Trust II (set forth in the table below, the “Acquired Portfolios”) into certain compatible series of the Trust (set forth in the table below, the “Acquiring Portfolios”) and renaming of certain of the Acquiring Portfolios (as set forth in the table below) following the merger. J.P. Morgan Series Trust II is another JPMorgan trust offering funds to various insurance companies as investment options for variable annuity contracts and variable life insurance policies. These individual fund mergers had been recommended by J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMorgan Investment Advisors Inc. (“JPMIA”), each an adviser for certain of the affected Portfolios, in an effort to streamline the operations and product offerings of the affected Portfolios and to take advantage of the potential economies of scale that may result. After determining that (1) each of the proposed mergers would be in the best interests of each of the Portfolios and its shareholders and (2) each of the proposed mergers would not result in the dilution of the interests of the Portfolios or their shareholders, the Trust’s Board of Trustees approved the following merger transactions:

ACQUIRED PORTFOLIOS		ACQUIRING PORTFOLIOS
JPMorgan Insurance Trust Government Bond Portfolio and JPMorgan Bond Portfolio*	merges with and into	JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan International Equity Portfolio	merges with and into	JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Mid Cap Value Portfolio	merges with and into	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (to be renamed JPMorgan Insurance Trust Mid Cap Value Portfolio if the merger is approved)
JPMorgan Small Company Portfolio	merges with and into	JPMorgan Insurance Trust Small Cap Equity Portfolio (to be renamed JPMorgan Insurance Trust Small Cap Core Portfolio if the merger is approved)
JPMorgan U.S. Large Cap Core Equity Portfolio	merges with and into	JPMorgan Insurance Trust Diversified Equity Portfolio (to be renamed JPMorgan Insurance Trust U.S. Equity Portfolio if the merger is approved)

*	Both JPMorgan Insurance Trust Government Bond Portfolio and JPMorgan Bond Portfolio are proposed to merge into JPMorgan Insurance Trust Core Bond Portfolio. Each merger is independent of the other and not contingent on receipt of both sets of shareholders’ approval; therefore, it is possible that neither or only one merger would be completed.

SUP-JPMIT-MER-1108

JPMIM or JPMIA, as adviser to certain of the affected Portfolios, and JPMorgan Funds Management Inc., the administrator for the Acquiring Portfolios, have agreed to waive or reduce their fees or reimburse the expenses of the Acquiring Portfolios, as needed, to ensure that the Net Expense level for each Acquiring Portfolio after the merger is at least equal to the Net Expense level currently in effect, if not lower. These waivers or reimbursements will continue in effect until April 30, 2010.

Completion of the mergers is subject to a number of conditions, including approval by the shareholders of each Acquired Portfolio. No merger is contingent upon the approval of any other merger. It is expected that this approval will be sought at a shareholder meeting expected to be held on or about April 1, 2009. As of the record date before the shareholder meeting, if you own a variable insurance contract holding the JPMorgan Insurance Trust Government Bond Portfolio, you and your insurance company will receive (i) a Prospectus/Proxy Statement describing in detail the proposed merger and summarizing the Board’s considerations in recommending that shareholders approve the merger and (ii) a voting instructions card and instructions on how to submit your voting instructions to your insurance company. Your insurance company, as shareholder, will vote the shares corresponding to your investment (likely by executing a proxy card) in accordance with your voting instructions. If your insurance company does not receive your voting instructions, it will vote your shares in the same proportion as it votes those shares for which it has received voting instructions from other variable contract owners.

In the case of each merger listed above, if the merger is approved by the shareholders of the Acquired Portfolio, each Acquired Portfolio will receive a number of shares of the respective Acquiring Portfolio equal in value to the value of the net assets of each Acquired Portfolio being transferred. Following the transfer, each shareholder of the Acquired Portfolio will receive a number of shares of the respective Acquiring Portfolio equal in value to the value of that shareholder’s Acquired Portfolio shares. With respect to the mergers affecting the JPMorgan Insurance Trust International Equity Portfolio, JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio and JPMorgan Insurance Trust Small Cap Equity Portfolio, it is anticipated that the corresponding Acquired Portfolio in each instance will be the accounting and performance survivor after the merger. Each of the mergers listed above, if approved by Acquired Portfolio shareholders, is expected to close on April 24, 2009 or on another date as the parties to each transaction shall agree.

Change in Investment Objective for JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

The Board of Trustees also approved, subject to shareholder approval, replacing the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio’s (the “DMCG Portfolio”) fundamental investment objective with a new non-fundamental investment objective.

If approved by the DMCG Portfolio’s shareholders, pursuant to its new investment objective, the DMCG Portfolio would seek capital growth over the long term. JPMIA, as investment adviser to the DMCG Portfolio, has reviewed the performance of the DMCG Portfolio and has determined that changing the investment objective of the DMCG Portfolio will provide portfolio management with more flexibility to seek attractive investment opportunities and may offer greater potential for improved Portfolio performance.

Change in Diversification Status for the JPMorgan Insurance Trust International Equity Portfolio and JPMorgan Insurance Trust Small Cap Equity Portfolio

The following language appears in the “What are the Portfolio’s main investment strategies?” section of these Portfolios’ Prospectus:

The Portfolio is non-diversified as defined in the Investment Company Act of 1940.

Effective December 1, 2008, the above language is replaced by the following:

The Portfolio is diversified as defined in the Investment Company Act of 1940.

In addition, the paragraph titled Non-Diversified Portfolio Risk under “The Portfolio’s Main Investment Risks” section of each Portfolio’s Prospectus is hereby deleted in its entirety.

Also, the section entitled Market conditions — Equity Portfolios in the Risk and Reward Elements for the Portfolios chart under “Potential Risks” is amended to remove the last bullet point regarding non-diversification.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE